Exhibit 10.3



                                 THIRD AMENDMENT

                  THIRD AMENDMENT, dated as of October 15, 2001 (this "Amendment"), to the Credit Agreement, dated as of January 27, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LEXMARK INTERNATIONAL, INC., a Delaware corporation (as successor by merger with Lexmark International Group, Inc., the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), FLEET NATIONAL BANK, as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated,have the meanings given to them in the Credit Agreement.

                  2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Permitted Receivables Financing" contained therein and substituting in lieu thereof the following new definition:

                           "`Permitted Receivables Financing' means any customary program for financing based solely on the security interests of accounts receivable (and the proceeds thereof and related agreements and security customary for accounts receivable financings) of the Parent and/or its Subsidiaries and which involves the transfer without recourse (other than customary limited recourse) of such accounts receivable to a Permitted Receivables Vehicle and transfers of interests in such accounts receivable to the parties providing such financing, so long as (a) such program is intended by the parties thereto to be treated (whether or not such treatment is ultimately disallowed) as an "off balance sheet" transaction, (b) the aggregate outstanding amount of accounts receivable transferred by the Parent and its Subsidiaries (other than a Permitted Receivables Vehicle) to all Permitted Receivables Vehicles pursuant to all such programs shall not exceed $550,000,000 as reported as at the end of each calendar month and (c) all cash advances to Permitted Receivables Vehicles pursuant to all such programs from the parties providing such financing shall not exceed $250,000,000 at any one time."

                  3. Amendment to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended by (a) deleting the word "and" in the twenty-seventh line and substituting in lieu thereof a comma and (b) adding at the end thereof and immediately prior to the period the following: "and (ix) the foregoing shall not apply to any prohibitions, restrictions and conditions contained in the documentation governing a Permitted Receivables Financing."

                  4. Conditions to Effectiveness. The amendments provided for herein shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  5. Representations and Warranties. The Borrower, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates that each of the representations and warranties made by it in or pursuant to Article III of the Credit Agreement is true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  6. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  7. Reference to and Effect on the Credit Agreement; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provisions of the Credit Agreement. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                  9.   GOVERNING   LAW.  THIS   AMENDMENT  AND  THE  RIGHTS  AND
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                            LEXMARK INTERNATIONAL, INC.


                                            By:   /s/Kurt Braun
                                                  ------------------------------
                                                  Title:  Treasurer


                                            THE CHASE MANHATTAN BANK, as
                                            Administrative Agent and as a Lender


                                            By:   /s/Tina Ruyter
                                                  ------------------------------
                                                  Title:  Vice President

                                            BANK OF AMERICA, N.A.


                                            By:   /s/Kevin M. McMahon
                                                  ------------------------------
                                                  Title:  Managing Director

                                            THE BANK OF NEW YORK


                                            By:   /s/Randolph E.J. Medrano
                                                  ------------------------------
                                                  Title:  Vice President

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY


                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                            BANK ONE, INDIANA N.A.


                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             BARCLAYS BANK, PLC


                                             By:   /s/John Giannone
                                                   -----------------------------
                                                   Title: Director

                                             CITIBANK


                                             By:   /s/George F. Van
                                                   -----------------------------
                                                   Title:  Managing Director

                                             DEUTSCHE BANK AG, NEW YORK BRANCH
                                             AND/OR CAYMAN ISLANDS BRANCH


                                             By:   /s/David G. Dickinson, Jr.
                                                   -----------------------------
                                                   Title:  Vice President


                                             By:   /s/William W. McGinty
                                                   -----------------------------
                                                   Title: Director


                                             FLEET NATIONAL BANK


                                             By:   /s/Daniel G. Head, Jr.
                                                   -----------------------------
                                                   Title:  Director

                                             KEY BANK NATIONAL ASSOCIATION


                                             By:   /s/Jeff Kalinowski
                                                   -----------------------------
                                                   Title:  Vice President

                                             MORGAN GUARANTY TRUST COMPANY OF
                                             NEW YORK


                                             By:   /s/Tina Ruyter
                                                   -----------------------------
                                                   Title:  Vice President

                                             PNC BANK, N.A.


                                             By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             SUNTRUST BANK


                                             By:   /s/Scott Corley
                                                   -----------------------------
                                                   Title: Director

                                             WESTPAC BANKING CORPORATION


                                             By:   /s/Michael Williams
                                                   -----------------------------
                                                   Title:  Assistant Vice
                                                           President